Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

Fundamental Growth Portfolio

(the “Portfolio”)

Supplement dated June 17, 2016 to the Portfolio’s

Summary Prospectus dated May 1, 2016, as amended

Thomas Pence, CFA, has announced his intention to retire from Wells Capital Management Incorporated by September 30, 2016. He will continue to serve as a portfolio manager of the Portfolio through August 31, 2016. After August 31, 2016, all references to Thomas Pence, CFA, in the Portfolio’s prospectus are deleted in their entirety. In addition, the following changes to the prospectus are effective immediately.

In the section entitled “Portfolio Summary: Fundamental Growth Portfolio – Investment Adviser,” the information in the table captioned “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Thomas J. Pence, CFA	2007	Managing Director and Senior Portfolio Manager
Michael T. Smith, CFA	2011	Portfolio Manager
Christopher J. Warner, CFA	2016	Portfolio Manager

Capitalized terms used but not defined herein shall the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.